Forbearance Report
Date: 12/15/2005 4:46:04 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
FB DATE
Current PI Amt.
FB Payment
Amount
Payment Amount
Difference
Arrears
Next Payment
Contractual Due Date
Last Paid Date
Page 1 of 1 ( records returned)
Forbearance Report
Date: 12/15/2005 4:46:04 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
FB DATE
Current PI Amt.
FB Payment
Amount
Payment Amount
Difference
Arrears
Next Payment
Contractual Due Date
Last Paid Date
Page 1 of 1 ( records returned)